Fair Value of Financial Instruments	12 Months Ended
Dec. 31, 2019
Fair Value Disclosures [Abstract]
Fair Value, Measurement Inputs, Disclosure
Fair value of financial instruments
The carrying amount and fair value of financial instruments at December 31, 2019 and 2018 were as follows (in thousands):

		2019		2018
	Level	Carrying value	Fair Value	Carrying value	Fair Value
Financial assets:
Cash and cash equivalents	1	$42,530	$42,530	$67,495	$67,495
Other assets - interest rate cap	2	—	—	219	219
Equity investment - Common stock of Scorpio Tankers Inc. *	1	173,298	173,298	92,281	92,281

Financial liabilities:
Bank loans, net	2	377,569	377,569	681,489	681,489
Financing obligation	2	350,805	350,805	73,823	73,823
Senior Notes, net	1	—	—	73,253	74,214

* During 2019, the equity investment in Scorpio Tankers was transferred from Level 2 to Level 1 as a result of the expiration of the related lock-up agreement prohibiting the sale of the Company’s shares in Scorpio Tankers until January 7, 2019.
Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, various methods are used including market, income and cost approaches. Based on these approaches, certain assumptions that market participants would use in pricing the asset or liability are used, including assumptions about risk and/or the risks inherent in the inputs to the valuation technique. These inputs can be readily observable, market-corroborated, or generally unobservable firm inputs. Valuation techniques that are used maximize the use of observable inputs and minimize the use of unobservable inputs. Based on the observability of the inputs used in the valuation techniques, fair value measured financial instruments are categorized according to the fair value hierarchy prescribed by ASC 820, “Fair Value Measurements and Disclosures”. The fair value hierarchy ranks the quality and reliability of the information used to determine fair values. Financial assets and liabilities carried at fair value are classified and disclosed in one of the following three categories:

•	Level 1: Fair value measurements using unadjusted quoted market prices in active markets for identical, unrestricted assets or liabilities.

•
Level 2: Fair value measurements using correlation with (directly or indirectly) observable market-based inputs, unobservable inputs that are corroborated by market data, or quoted prices in markets that are not active.

•	Level 3: Fair value measurements using inputs that are significant and not readily observable in the market.
Cash and cash equivalents comprise cash on hand and demand deposits, and other short-term highly-liquid investments with original maturities of three months or less, and that are readily convertible to a known amount of cash and are subject to an insignificant risk of changes in value. The carrying value of cash and cash equivalents approximates fair value due to the short-term nature of these instruments.
The interest rate caps were measured at fair value using implied volatility rates of each caplet and the yield curve for the related periods.
The Company holds an equity investment consisting of approximately 4.4 million shares of common stock of Scorpio Tankers at an estimated fair value of $173.3 million. The investment in Scorpio Tankers was transferred from Level 2 to Level 1 during the first quarter of 2019 as a result of the expiration of the related lock-up agreement. Although a quoted market price in active securities markets was available for these shares at December 31, 2018, the Company was prohibited from selling its shares in Scorpio Tankers through January 7, 2019, pursuant to the terms of the lock-up agreement the Company entered into at the time of the investment. Accordingly, a discount for lack of marketability was included when arriving at the appropriate fair value of the shares, which value was reduced from the quoted market value of $95.1 million at December 31, 2018, to $92.3 million. The discount for marketability was calculated using the Finnerty Model, an option-based approach that takes into account the remaining term until the end of the restriction, the risk free rate and expected volatility. Unrealized gains and losses are included in Income (loss) from equity investment in the Consolidated Statement of Operations.
The carrying value of our secured bank loans are measured at amortized cost using the effective interest method. The Company considers that the carrying value approximates fair value because (i) the interest rates on these instruments change with, or approximate, market interest rates and (ii) the credit risk of the Company has remained stable.
These amounts are shown net of $5.6 million and $10.5 million of unamortized deferred financing fees on the Company’s consolidated balance sheet as of December 31, 2019 and 2018, respectively.
The carrying value of our financing obligations are measured at amortized cost using the effective interest method. The Company considers that the carrying value approximates fair value because (i) the interest rates on these instruments change with, or approximate, market interest rates and (ii) the credit risk of the Company has remained stable.
These amounts are shown net of $4.7 million and $1.5 million of unamortized deferred financing fees on the Company’s consolidated balance sheet as of December 31, 2019 and 2018, respectively.
In August 2019, the Company redeemed the entire outstanding balance of its Senior Notes, which were publicly traded on the New York Stock Exchange and were considered a level 1 item. The carrying value at December 31, 2018 shown in the table is the face value of the Senior Notes net of $0.4 million of unamortized deferred financing fees on the Company’s consolidated balance sheet.
Certain of the Company’s assets and liabilities are carried at contracted amounts that approximate fair value. Assets and liabilities that are recorded at contracted amounts approximating fair value consist primarily of balances with related parties, prepaid expenses and other current assets, accounts payable and accrued expenses.
Certain items are measured at fair value on a non-recurring basis. The table below details the portion of those items that were re-measured at fair value at December 31, 2019 and the resultant write-down recorded (dollars in thousands):

		Fair Value Measurements Using
December 31, 2019	Total	Level 1	Level 2	Level 3	Write-down
Assets Held For Sale	$—	$—	$77,536	$—	$25,248